UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  October 31, 2010

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

ADVISORY RESEARCH FUNDS

Advisory Research International Small Cap Value Fund
Advisory Research Global Value Fund
Advisory Research All Cap Value Fund

ANNUAL REPORT
October 31, 2010

Advisory Research International Small Cap Value Fund
Advisory Research Global Value Fund
Advisory Research All Cap Value Fund
Each a series of the Investment Managers Series Trust

Table of Contents

Advisory Research International Small Cap Value Fund
Letter to Shareholders	1
Fund Performance and Summary	6
Schedule of Investments	7
Advisory Research Global Value Fund
Letter to Shareholders	12
Fund Performance and Summary	18
Schedule of Investments	19
Advisory Research All Cap Value Fund
Letter to Shareholders	24
Fund Performance and Summary	28
Schedule of Investments	29
Funds Expenses	32
Statements of Assets and Liabilities	34
Statements of Operations	35
Statements of Changes in Net Assets	36
Financial Highlights	37
Notes to Financial Statements	38
Report of Independent Registered Public Accounting Firm	47
Supplemental Information	48

This report and the financial statements contained herein are provided for the general information of the shareholders of the Advisory Research Funds.  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Dear Shareholder:

Fund Management is very pleased to write its inaugural annual letter to shareholders of the Advisory Research International Small Cap Value Fund (“the Fund”).

The Fund recently completed its first fiscal year and we are pleased with its short-term performance as well as its current positioning. Our investment process is focused on finding and purchasing well-capitalized, profitable companies that trade at a discount to our estimate of their net asset values.  Current market volatility provides us with ample opportunities to find such companies and invest in them at attractive prices.

Performance

Cumulatively, the Fund appreciated 5.10% for the period March 31, 2010 through October 31, 2010 versus 3.82% for the MSCI EAFE Index and the 8.22% for the MSCI EAFE Small Cap Index.  The S&P 500 appreciated 2.33% for the period.  Smaller capitalization growth stocks outperformed small value stocks during the period, which was the primary factor for the Fund’s underperformance relative to the MSCI EAFE Small Cap Index.

For the period March 31, 2010 through September 30, 2010, the Fund appreciated 2.50% versus 0.20% for the MSCI EAFE Index and 4.20% for the MSCI EAFE Small Cap Index.  As stated in the Fund’s December 31, 2009 prospectus, total operating expenses did not exceed 1.40%.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate such that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (888) 665-1414

The Consumer Staples sector was our top performing sector for the period on an absolute and relative basis, appreciating 10.5% versus 6.7% for the benchmark.  Positive contributors to performance were Guyenne et Gascogne SA, a France-based supermarket company, PriceSmart, Inc., a big box retailer with stores located in Central America and the Caribbean, and Australian Agricultural Company, a cattle breeder and land owner in based in Australia.

Our Heath Care sector stocks performed poorly for the quarter, declining by 10.0% versus a gain of 4.8% for the benchmark.  Two Chinese companies listed in Hong Kong, Golden Meditech Co. and Wuyi International Pharmaceutical Co., contributed to the underperformance.  Though the near-term performance of these two companies was disappointing, nothing in their operational performance compels us to sell them.  We feel that, given the immature state of quality healthcare in China coupled with the Chinese government’s stated object to improve healthcare and the healthcare insurance scheme in China, the Chinese healthcare industry is one of our most attractive investment sectors.

Highlighted Purchases

Chugoku Marine Paints Ltd.: Chugoku Marine Paints Ltd. is a Japan-based industrial paint manufacturer with a leading position in paints used in the shipping industry and container industry.  Although the industrial paint business appears low-tech, quite the opposite is true.  This is a high-tech business because of environmental concerns and demands put on paint in the shipping and container industries. Currently, the shipping industry is at a cyclical low-point. However, most of Chugoku’s business stems from maintenance projects that are projected to grow given the increase in the global shipping fleet resulting from cheap credit that preceded the credit crisis. Chugoku’s near-term and long-term prospects appear bright.  Nonetheless, the stock traded down to near all-time lows prior to our purchase given the misconception that the Company’s prospects are tied to the ship-building industry.

Colt Telecom Group SA: Colt Telecom Group SA is a London-based provider of telecommunication services and the owner of pan-European fiber optic networks. Colt offers its clients the only pan-European, last-mile, fully integrated telecommunication infrastructure and support network.  Colt recently emerged from significant operational issues and overcapacity as a result of the bursting of the technology and telecom bubble at the onset of the past decade.  After meaningful write-downs resulting from restructuring, Colt now trades with a pristine balance sheet (net cash), limited remaining intangibles, and net operating losses that should increase net earnings for many years.  The management team installed a few years ago has the company operating profitably and does not expect to outlay significant capital expenditures required in the future.

Aker ASA: Aker ASA is a Norwegian holding company with investments in listed and unlisted companies in oil-related industries.  Its largest holding is in Aker Solutions, a specialist in offshore oil-field services.  Its second largest holding is in Aker Drilling, which operates two of the largest and most technically advanced offshore rigs in the industry.  We estimate Aker’s net asset value is approximately 250NK per share, whereas the stock was purchased initially at a price of 115NK. Aker has no net debt at the holding company level.

Hokuto Corp.:  Hokuto Corp. is Japan’s leading supplier of specialty and commodity mushrooms.  Hokuto has perfected the year-round production of mushrooms, which enables it to be the low-cost producer in its market.  Hokuto is the largest producer of mushrooms in Japan with increasing market share.  The second largest player is heavily leveraged and falling behind in terms of research and development.  Hokuto and its competitor control 50% of the market, while the remaining 50% is fragmented with less cost efficient management.  We believe Hokuto has exciting growth prospects, primarily in China.  Its Taiwanese subsidiary, from which it exports to the Chinese market, is operating at 100% of capacity.

Sindoh Co. Ltd.:  Sindoh Co. is a Seoul, Korea based manufacturer of copiers and printers.  Roughly 70% of revenue comes from Original Design Manufacturing (ODM) for Ricoh and Lexmark.  30% of revenue is derived from branded domestic sales.  Management is a large owner of the stock and operates the business with no debt and a strong cash position.  Chinese expansion is underway, where Sindoh believes it can penetrate the market effectively, with its lower cost branded products that have a strong reputation for high quality.

Highlighted Sales

Hunting PLC:  Hunting PLC, a UK-based oil services company, reached our price target on a book value1  basis and was subsequently sold.  Hunting was purchased at a slight premium to book value and sold at 1.75x tangible book value2 .  At nearly 2x tangible book value, Hunting no longer offered attractive value given its failure to return its ample cash reserves to shareholders or engage in an accretive transaction.  Following our sale, the BP Horizon well disaster occurred, which could negatively impact Hunting’s core business in deep-sea well drilling components in the future.

1 The net asset value of a company is calculated by totaling the tangible assets of the company and subtracting intangible assets, preferred stocks and liabilities.
2 The tangible book value of a security is the total assets of the company less its intangible assets with no physical presence (i.e. brand, patents, etc.).

Laurentian Bank: Laurentian Bank, the largest independent Quebec-based bank, was sold because it reached our price target.  Laurentian Bank was purchased at a 15% discount to tangible book value, which, given the Bank’s quality asset base and return on equity3  (ROE) ranging in the 8% range, represented good value.  Laurentian was sold at 1.5x tangible book value, which is at the high end of the company’s historical price to tangible book value range.  Laurentian continues to trail its Canadian peers in terms of ROE given its higher cost unionized work-force.

Schroders PLC: Schroders PLC, the largest asset manager in the United Kingdom, was sold because it reached our price target.  At the time of purchase, Schroders represented good value because its three lines of business, asset management, private banking and private equity, traded below our NAV estimate. After a number of strong relative and absolute quarters, the discount to NAV shrunk given positive earnings and asset management inflows.  The rebound in the equity markets in 2009 and 2010 also had a positive impact on performance.

Kanto Natural Gas Development NPV:  Kanto Natural Gas Development is a Japan-based distributor of natural gas in the Tokyo and Kanto regions of Japan and the owner of one of Japan’s largest gas reserves.  Due to management’s inability to execute on unlocking the value of the company’s enormous gas reserves, we exited the position.  Additionally, the exploitation of shale gas in the United States has impacted natural gas prices around the world, allowing Japan-based distributors to source imported natural gas at prices which are competitive to Kanto Natural Gas’s reserves, which are located outside of Tokyo.

Special Situations

The Fund seeks to invest in high quality companies that trade below our estimate of net asset value.  As a result, corporate actions, such as buyouts and spinoffs, occur with some frequency to potentially unlock the underlying value of these companies. For the period under discussion, the following corporate actions took place:

Brit Insurance Holdings N.V.: Brit Insurance Holdings, a London-based Lloyd’s specialty insurer, accepted a buyout offer from Apollo Global Management and CVC Capital Partners. The revised buyout price values Brit Insurance at ₤10.75 per shares plus ₤0.25 per share based on tangible book value at the time of closing4 .

Exor SpA: Exor is an Italy-based holding company controlled by the Agnelli family. Holdings include Fiat, SGS, and Cushman & Wakefield.  During the period, Fiat’s shareholders approved a spin-off of Fiat into two separate businesses, the automobile business and the non-automotive business.  The automobile business includes Fiat, Ferrari, Maserati, and Alfa Romeo while the non-automotive business includes Case New Holland farming equipment and Iveco trucks. This separation is expected to unlock value in the shares because the market should be able to value two very different businesses more effectively.

Hochtief AG: Hochtief AG is a German-based construction and infrastructure services provider.  ACS, a Spanish construction company and Hochtief’s largest shareholder, bid for the remaining shares in Hochtief that it did not already own.  Hochtief management contends that the bid is hostile and has rebuffed it based on price.  Management and ACS appear headed for a contested battle for Hochtief, which bodes well for current shareholders.

3 A measure of profitability that reveals how much profit a company generates with the money shareholders have invested.
4 The final buyout price is over a 50% premium to Brit’s closing price on the trading day before the proposed acquisition was made public.

Outlook

Given negative headlines in Europe regarding the sovereign debt crisis, increasing inflationary pressures in China, and the risk of continued deflation in Japan, it is important to separate the news headlines from the prospects of the Fund’s investments.  We are very encouraged about the current state of our existing investments, which is attributable to a number of factors:

1)
Solid underlying fundamentals: The Fund seeks to invest in well-capitalized companies, which in our view face little (if any) financial distress.  The debt to equity ratio[5]  for the Fund stands at 0.3% versus the broad market at 0.8%. Many competitors are struggling under the weight of heavy debt loads, which tends to make them far less competitive under current market conditions.

2)
Valuation: While the broad market appears to have rebounded from its 2008 nadir, inefficiencies in the market have resulted in many names trading at or below their 2008 levels, in spite of improved competitive positions and financial stability.  Presently, the Fund trades at a price to book ratio[6]  of 0.8x, a price to earnings ratio[7] of 9.0x, with a dividend yield[8] of 2.9%.  All of these valuation statistics are quite attractive on a historical basis.

3)
Exposure to vibrant parts of the world at what appear to be attractive prices: The Fund’s direct and indirect exposure to emerging economies currently stands at approximately 25%.  Because we invest primarily on developed market exchanges, these investments tend to be far cheaper and we feel better regulated than their peers listed on emerging market exchanges.

Nonetheless, risks remain in the global equity markets.  Possible detractors from performance include continued military unrest on the Korean peninsula, failure by the European Union to address fundamental political and economic issues of its union, and the continued weakness of the U.S. economy.

In light of the risks highlighted above, we have added a number of new investments to the Fund since the close of the fiscal year, which we believe enhances the Fund’s prospects in the current environment.  We feel that these names have been unduly punished by the market, which is increasingly focused on short-term performance and macro levels risks.

We maintain a long-term approach to investing, focused on purchasing high quality companies at attractive prices, even if the short-term headlines are not attractive.  Investing in this profile of company has provided the historical benefits of relative downside protection with meaningful upside participation.

Advisory Research, Inc.

5 The Debt to Equity Ratio is a measure of a company’s financial leverage and indicates what portion of equity and debt a company is using to finance its assets.
6 Price to Book Ratio: A comparison of the stock market’s value to the actual book value (total assets minus liabilities) of a company.  Generally, a low price-book value ratio can indicate a company is being undervalued.
7 Price to Earnings Ratio (P/E): A valuation ratio comparing a company’s current share price to its trailing 12 month per-share earnings.  Generally, companies with higher P/E ratios are considered riskier investments as higher P/E ratios indicate higher earnings expectations.
8 A ratio showing how much a company pays out in dividends relative to its share price.

This material is not authorized for use unless accompanied or preceded by a prospectus.

As of September 30, 2010, PriceSmart, Inc., Aker ASA, Australian Agriculture Company, Brit Insurance Holdings N.V., Chugoku Marine Paints Ltd., Colt Telcom Group SA, Exor SpA, Golden Meditech Co., Guyenne & Gascogne SA, Hochtief AG, Hokuto Corp., Kanto Natural Gas Development NPV, Sindoh Co. Ltd. and Wuyi International Pharmaceutical Co. represented 1.89%, 1.35%, 1.90%, 2.41%, 1.76%, 1.92%, 3.19%, 2.85%, 1.51%, 3.30%, 0.92%, 0.18%, 0.82%, 0.68% respectively, of the Advisory Research International Small Cap Value Fund’s total net assets.

Other securities mentioned were not held in the Fund as of September 30, 2010. Portfolio composition will change due to ongoing management of the Funds. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor.

Advisory Research International Small Cap Value Fund
FUND PERFORMANCE AND SUMMARY at October 31, 2010

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception with a similar investment in the MSCI EAFE Index and MSCI EAFE Small Cap Index.  Results include the reinvestment of all dividends and capital gains.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. and Canada.

The MSCI EAFE Small Cap Index is a free float-adjusted market capitalization index that is designed to measure small capitalization equity performance of developed markets, excluding the U.S. and Canada.

These indices do not reflect expenses, fees or sales charge, which would lower performance.
These indices are unmanaged and it is not possible to invest in an index.

Total Returns as of October 31, 2010
			Since
	3 Months	6 Months	Inception*
Advisory Research International Small Cap Value Fund	7.14%	3.85%	5.10%
MSCI EAFE Index	10.23%	5.74%	3.82%
MSCI EAFE Small Cap Index	12.35%	6.41%	8.22%
* Inception date 3/31/10.

Gross and Net Expense Ratios for the Fund are 2.58% and 1.35%, respectively as of 10/31/10.
Contractual fee waivers are effective until 2/28/12.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

The Fund's advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

Advisory Research International Small Cap Value Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2010

Number of Shares		Value

	Common Stocks - 94.3%
	Australia - 5.0%
307,079	Australian Agricultural Co., Ltd.	$481,518
52,957	Crown Ltd.	433,686
196,515	Tassal Group Ltd.	265,779
		1,180,983

	Austria - 1.9%
55,478	EVN AG	440,328

	Belguim - 0.1%
15,940	Hansen Transmissions International NV*	11,415

	Bermuda - 0.4%
18,000	Catlin Group Ltd.	100,574

	Canada - 3.8%
171,571	Genesis Land Development Corp.*	523,175
28,042	RONA, Inc.	357,433
		880,608

	China - 4.8%
3,466,000	Golden Meditech Holdings Ltd.*	640,011
578,000	People's Food Holdings Ltd.	313,539
1,722,500	Wuyi International Pharmaceutical Co., Ltd.	162,356
		1,115,906

	France - 4.5%
3,191	Guyenne et Gascogne SA	352,312
6,462	Nexans SA	460,913
2,622	Societe BIC SA	232,738
		1,045,963

	Germany - 5.3%
7,106	Hochtief AG	615,710
4,695	Krones AG	260,629
5,300	Salzgitter AG	379,911
		1,256,250

	Hong Kong - 3.6%
1,045,000	Emperor Entertainment Hotel Ltd.	177,958
1,046,000	Emperor International Holdings	225,616
37,000	Guoco Group Ltd.	452,711
		856,285

	Ireland - 2.6%
321,845	Beazley PLC	622,154

Advisory Research International Small Cap Value Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2010

Number of Shares		Value

	Israel - 0.2%
4,083	Elbit Imaging Ltd.*	$57,966

	Italy - 9.9%
44,286	Benetton Group SpA	359,884
67,068	Buzzi Unicem SpA	446,407
29,308	Danieli & C Officine Meccaniche SpA	437,497
24,886	Exor SpA	491,569
8,844	Italmobiliare SpA	227,020
166,994	Milano Assicurazioni SpA	361,140
		2,323,517

	Japan - 25.0%
11,950	Arcs Co. Ltd.	154,630
9,800	As One Corp.	179,592
5,300	Bank of Okinawa Ltd.	203,911
55,350	Chugoku Marine Paints Ltd.	400,920
21,200	Cosel Co., Ltd.	277,953
10,300	Hokuto Corp.	241,136
11,600	Japan Petroleum Exploration Co.	442,695
19,900	Maruichi Steel Tube Ltd.	394,164
6,900	MISUMI Group, Inc.	147,405
41,800	Namco Bandai Holdings, Inc.	385,165
5,000	Ono Pharmaceutical Co., Ltd.	212,459
25,800	Pronexus, Inc.	127,861
15,765	Ryosan Co., Ltd.	388,291
5,300	San-A Co., Ltd.	211,053
3,228	SBI Holdings, Inc.	393,186
48,400	Star Micronics Co., Ltd.	461,656
17,400	Taiyo Ink Manufacturing Co., Ltd.	134,882
10,100	Takeuchi Manufacturing Co., Ltd.	200,618
16,400	TKC	302,647
19,548	Tokyo Ohka Kogyo Co., Ltd.	228,851
4,920	USS Co., Ltd.	382,207
		5,871,282

	Liechtenstein - 0.7%
1,430	Verwaltungs- und Privat-Bank AG	155,277

	Netherlands - 3.8%
29,692	Brit Insurance Holdings NV	496,963
5,603	Koninklijke DSM NV	299,863
920	Wereldhave NV - REIT	93,548
		890,374

	Norway - 2.3%
26,206	Aker ASA - A Shares	537,839

Advisory Research International Small Cap Value Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2010

Number of Shares		Value

	Panama - 2.9%
44,860	Banco Latinoamericano de Comercio Exterior SA - E Shares	$691,293

	Portugal - 1.6%
73,884	Banco Espirito Santo SA	366,916

	Singapore - 2.3%
1,082,000	Gallant Venture Ltd.*	222,870
169,000	Hi-P International Ltd.	137,780
292,000	Metro Holdings Ltd.	184,409
		545,059

	South Korea - 2.0%
41,900	Daekyo Co. Ltd.	219,276
5,199	Sindoh Co. Ltd.	251,345
		470,621

	Sweden - 1.9%
29,985	Industrivarden AB - C Shares	443,853

	Switzerland - 3.0%
557	Banque Cantonale Vaudoise	270,742
5,477	Pargesa Holding SA	434,172
		704,914

	United Kingdom - 5.1%
67,992	Bovis Homes Group PLC*	378,985
246,609	Colt Group SA*	478,139
12,865	Whitbread PLC	349,001
		1,206,125

	United States - 1.6%
12,601	Pricesmart, Inc.	369,587

	Total Common Stocks	22,145,089
	(Cost $20,675,127)

	Rights - 0.0%
	Austria - 0.0%
27,739	EVN AG	-
	Total Rights
	(Cost $1,571)	-

Advisory Research International Small Cap Value Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2010

Principal
Amount		Value
	Short Term Investment - 4.8%
$1,135,337	Fidelity Institutional Money Market Fund, 0.22% †	$1,135,337
	Total Short Term Investment
	(Cost $1,135,337)	1,135,337

	Total Investments - 99.1%
	(Cost $21,812,035)	23,280,426
	Other Assets less Liabilities - 0.9%	199,776
	Total Net Assets	$23,480,202

* Non-Income Producing
REIT – Real Estate Investment Trust
ADR – American Depository Receipt
† The rate quoted is the annualized seven-day yield of the Fund at the period end.

See accompanying Notes to Financial Statements.

Advisory Research International Small Cap Value Fund
SCHEDULE OF INVESTMENTS BY INDUSTRY - As of October 31, 2010

Industry	Percent of Investments
Diversified Financial Services	7.8%
Insurance	6.8%
Commercial Banks	6.6%
Food Products	5.6%
Short Term Investment	4.9%
Food & Staples Retailing	4.7%
Chemicals	4.3%
Machinery	4.2%
Hotels Restaurants & Leisure	4.1%
Electronic Equipment, Instruments	3.7%
Real Estate Management & Development	3.5%
Metals & Mining	3.3%
Specialty Retail	3.2%
Electrical Equipment	3.2%
Construction Materials	2.9%
Health Care Equipment & Supplies	2.7%
Construction & Engineering	2.6%
Capital Markets	2.4%
Energy Equipment & Services	2.3%
Diversified Telecommunication	2.1%
Oil, Gas & Consumable Fuels	1.9%
Electric Utilities	1.9%
Leisure Equipment & Products	1.6%
Household Durables	1.6%
Pharmaceuticals	1.6%
Commercial Services & Supplies	1.5%
Textiles, Apparel & Luxury Goods	1.5%
Office Electronics	1.1%
Personal Products	1.0%
Industrial Conglomerates	1.0%
Media	0.9%
IT Services	0.9%
Multiline Retail	0.8%
Health Care Providers & Services	0.8%
Trading Companies & Distributors	0.6%
Real Estate Investment Trusts	0.4%
Total	100.0%

Dear Shareholder:

Fund Management is very pleased to write its inaugural annual letter to shareholders of the Advisory Research Global Value Fund (“the Fund”).

The Fund completed its second fiscal year and we are pleased with its performance as well as its current positioning. Our investment process is focused on finding and purchasing well-capitalized, profitable companies that trade at a discount to our estimate of their net asset values.  Current market volatility has provided ample opportunities to find such companies and invest in them at attractive prices.

Performance

Since its inception on January 1, 2009 through October 31, 2010, the Fund has appreciated 24.31% versus 16.48% for the MSCI World Value Index on an annualized basis.  The S&P 500 appreciated at an annualized rate of 18.45% over the same period. For the fiscal year ended October 31, 2010, the fund appreciated 15.00% while the S&P 500 appreciated 16.52% and the MSCI World Value Index appreciated 9.62% over the same period.

A quarter-by-quarter look into performance demonstrates the recent volatility of the equity markets.

	Fiscal Q1	Fiscal Q2	Fiscal Q3	Fiscal Q4
ADVWX	1.85%	14.62%	-6.89%	5.80%

MSCI World Value Index	1.32%	6.90%	-5.62%	7.23%

S&P 500 Index	4.16%	11.04%	-6.69%	7.96%

As of September 30, 2010, the Fund had a 1-year annualized return of 8.78% while the MSCI World Value gained 3.41% and the S&P 500 gained 10.16% over the same period. Since its January 1, 2009 inception through September 30, 2009, the Fund appreciated 23.58% versus 15.24% for the MSCI World Value Index on an annualized basis.  The S&P 500 appreciated 16.90% at an annualized rate over the same period.  As stated in the Fund’s July 13, 2010 prospectus, total operating expenses did not exceed 1.40%.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate such that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (888) 665-1414.

The Fund’s investment mandate provides it with tremendous scope to seek out what we consider to be attractive stocks across geography and market capitalization. The ability to search the globe for investment opportunities that fit our investment criteria proved valuable to our performance for the fiscal year.

During the fiscal year, stock selection provided the majority of the Fund’s outperformance relative to the MSCI Global Value benchmark. Allocation effect by geography, as well as sector exposure, was also positive. Bottom-up stock selection drives our investment process and this methodology served us well during the period.

Our three most meaningful contributors to performance for the period were Exor SpA (Italy), Sotheby’s (United States), and USS Co. Ltd. (Japan).

Exor SpA is an Italy-based holding company controlled by the Agnelli family. Primary holdings include Fiat, France-based SGS, and Cushman & Wakefield.  During the period Fiat’s shareholders approved a spin-off of Fiat into two separate businesses, the automobile business and the non-automotive business.  The automobile business includes Fiat, Ferrari, Maserati, and Alfa Romeo. The non-automotive business includes Case New Holland farming equipment and Iveco trucks. Market reaction to this news was favorable because the separation of the businesses is expected to unlock value in the shares, as it will be easier to value the two entities in the market.  Additionally, the Fund invested in Exor preferred shares versus its ordinary shares because the spread between the two was at its widest point in history.  The Fund benefited from the spread narrowing to more historical levels.

Sotheby’s is a United States based auction house that operates in a duopoly with privately held Christie’s.  Sotheby’s was founded in 1744. At the depths of the crisis, the company was selling for less than the liquidation value of its owned real estate and other tangible assets.  As its auctions began to attract more merchandise and dealers reopened their pocketbooks, the duopoly economics of the business were once again recognized by the public marketplace and its shares re-priced accordingly.

USS Co. Ltd. is Japan’s largest business-to-business used car auctioneer with almost 40% market share.  The Japanese used car auction industry is particularly attractive due to unique regulations that levy progressively higher taxes and inspection requirements on used cars.  International dealers frequently purchase, via auctions, Japanese used cars for export to developing countries and USS benefits from the regulation-induced used vehicle churn rate.  During the period, USS’s shares performed well despite macro-level headwinds, including Russian regulations that effectively banned Japanese used car imports and Japanese scrapping incentives that removed cars from the domestic used car market.  Despite these challenges, investors responded positively to the company’s cost cutting measures and improved capital management, which included share buybacks and dividend increases.

Individual stocks that detracted from performance during the period included Buzzi Unicem SpA (Italy) and Cabot Oil & Gas Corp. (United States).  Both of these securities suffered from a weak pricing environment for their products as supply has overwhelmed current demand.  Our view is that these assets have low cost production potential in their specific markets and own assets that will ultimately garner higher returns than the market as this imbalance is corrected.

Buzzi Unicem SpA is one of the world’s largest producers of cement. The company’s main markets are located in Europe, the United States and emerging markets, which, when combined, account for approximately 50% of sales.  During the period, demand for cement continued to be depressed around the world, which impacted both revenue and profits for the company, although it remained profitable on an operating basis. A rebound in performance for Buzzi Unicem should come as pent up demand for infrastracture and property investment accelerates.

Cabot Oil & Gas Corp. is a North American exploration and production company that owns significant reserves of natural gas. A lingering oversupply in U.S. natural gas has been exacerbated by the structure of certain lease commitments of the exploration companies that incents continuing drilling even though the market is in oversupply.  Our view is that low cost natural gas reserves are a compelling investment given the long term demand environment and the number of high cost marginal fields that may ultimately succumb to economic forces.

We continue to find attractive investment opportunities around the world. Although the global equity markets appear to have rebounded from their lows, individual stocks have performed with much greater volatility.  A number of our new names trade near their 52 week lows and at what we consider to be attractive valuations in spite of improved business prospects and balance sheet stability.

Highlighted Purchases

Banco Latinoamericano: Banco Latinoamericano (BLX) is a Panama-based trade finance bank focused on the South American market.  At the time of purchase, BLX traded at more than a 25% discount to book value1  with a Tier 1 Ratio of around 25% and a return on equity of around 10%.  BLX suffered limited loan losses during the credit crisis.  We believe it is now in a very attractive position to take advantage of an improvement in banking spreads and the long-term growth of trade between South American companies and countries and emerging markets in Asia.

CIT Group, Inc.: CIT Group, Inc. (CIT) is a commercial and consumer credit and financing company based in New York, NY.  CIT is newly capitalized following its emergence from bankruptcy and the federal government TARP program in December 2009.  CIT benefits from fresh start accounting, which allows it to mark down the value of performing assets and accrete the value of those assets as the underlying loans are repaid.  New management exhibits a more conservative approach to lending than the previous team.  In addition, CIT has access to low cost deposits sourced at its Utah industrial bank.  CIT trades at a discount to tangible book value2  and is aggressively lowering its cost of funding in the current environment which should directly enhance the returns to equity shareholders.

Vodafone Group PLC: Vodafone Group (VOD) is a global telecommunications company. VOD owns non-operating investments in several telecommunications carriers throughout the world, including a 45% stake in Verizon wireless.  The current management team has begun the process of reorganizing its substantial asset base to focus on those assets that may be monetized and assets that need operational focus in order to extract the largest possible return for equity holders. VOD continues to reward shareholders through a substantial dividend.

Highlighted Sales

Allegheny Technologies, Inc. Allegheny Technologies, based in Pittsburgh, PA, operates a specialty metals company. The company fabricates specialty metals such as titanium, superalloys, grain oriented electric steel, as well as various cutting tools.  Since our purchase in the fourth quarter of 2008, the company’s end markets have improved and share price has appreciated significantly as the market recognized the unique products that its assets can produce.  We sold our shares in the company based upon our estimates of net asset value.

1 The net asset value of a company calculated by totaling the tangible assets of the company and subtracting intangible assets, preferred stocks and liabilities.
2 The tangible book value of a security is the total assets of the company less its intangible assets or assets with no physical presence (i.e. brand, patents, etc.).

Schroders PLC: Schroders PLC, the largest asset manager in the United Kingdom, was sold because it reached our price target.  At the time of purchase, Schroders represented good value because its three lines of business, asset management, private banking and private equity, traded below our NAV estimate. After a number of strong relative and absolute quarters, the discount to NAV shrunk as a result of positive earnings and asset management inflows.  The rebound in the equity markets in 2009 and 2010 also positively impacted performance.

Misumi Group, Inc.: Japan-based Misumi Group, Inc. is the world’s largest mail order distributor of precision machinery parts.  Misumi was added to the portfolio at the bottom of the machinery cycle because the company was trading at a large discount to its intrinsic asset value despite having a unique business model that generates consistent earnings and strong free cash flow.  Misumi was sold because its valuation reached our price target.

Special Situations

The Fund invests in what we believe to be high quality companies that trade below our estimate of net asset value.  As a result, corporate actions, such as buyouts and spin-offs occur with some frequency to unlock the underlying value of these companies. For the period under discussion, the following corporate actions took place:

Brit Insurance Holdings N.V.: Brit Insurance Holdings N.V., a London-based Lloyd’s specialty insurer, accepted a buyout offer from Apollo Global Management and CVC Capital Partners. The revised price values Brit Insurance at ₤10.75 per share plus ₤0.25 per share based on tangible book value at the time of closing3.

Exor SpA: Exor SpA is an Italy-based holding company controlled by the Agnelli family. Holdings include Fiat, SGS, and Cushman & Wakefield.  During the period Fiat’s shareholders approved a spin-off of Fiat into two separate businesses, the automobile business and the non-automotive business.  The automobile business includes Fiat, Ferrari, Maserati, and Alfa Romeo while the non-automotive business includes Case New Holland farming equipment and Iveco trucks. This separation is expected to unlock value in the shares because the market will be able to value two very different businesses more effectively.

Hochtief AG: Hochtief AG is a German-based construction and infrastructure services provider.  ACS, a Spanish construction company and Hochtief’s largest shareholder, bid for the remaining shares in Hochtief that it did not already own.  Hochtief management contends that the bid is hostile and has rebuffed it based on price.  Management and ACS appear headed for a contested battle for Hochtief, which bodes well for current shareholders.

AmeriCredit Corp.: AmeriCredit Corp. (ACF) is a US consumer finance company specializing in purchasing, securitizing and servicing automobile loans. General Motors announced an agreement to pay cash for AmeriCredit shares at a 24% premium over the previous closing price.  With this new deal, ACF will significantly expand its current relationship with General Motors while still servicing its current base of the more than 11,000 dealers.

3 The final buyout price is over a 50% premium to Brit’s closing price on the trading day before the proposed acquisition was made public.

Outlook

Fiscal Year 2010 was a volatile period with the broad market moving rapidly from extreme highs to extreme lows, sometimes month over month.  Macroeconomic reports appear to have had an outsized effect on market movement.  At one point, rising correlation between macroeconomic news and market movement seemed to indicate investors were ignoring relative values across asset classes and securities and instead reacting to day-to-day signals in the economy.  Despite the challenging year, we believe the Fund has posted solid, absolute and relative returns that we attribute to our time-tested and diligent investment philosophy.   We are very encouraged about the current state of our existing investments, which is attributable to a number of factors:

1)
Financial Strength: The Fund invests in well-capitalized companies, which typically face little financial distress and tend to have the flexibility to reinvest in the business and distribute cash to equity investors as appropriate.

2)
Valuation: While the broad market appears to have rebounded from its 2008 nadir, inefficiencies in the market have resulted in many names trading at or below their 2008 levels, in spite of improved competitive positions and financial stability.  The Fund trades at attractive NAV levels and its valuation is especially compelling considering the current absolute level of interest rates.

3)
Value Unlocking Business Strategies: A qualitative aspect to our investment thesis requires that our businesses have a plan to extract value for shareholders over a reasonable period. As 2010 progressed, our management teams have begun to differentiate our businesses through execution and rewards to shareholders.  We fully expect the process to accelerate in coming quarters which will help to close the valuation discount that currently exists in the public marketplace.

Nonetheless, risks remain in the global equity markets.  Possible detractors from performance include continued military unrest on the Korean peninsula, failure by the European Union to address fundamental political and economic issues of its union, and the continued weakness of the U.S. economy.  We also continue to monitor US monetary and fiscal policy initiatives closely as these initiatives will not only affect the pace and sustainability of the general recovery in the US, but will also effect credit spreads which can have a meaningful impact for our financial holdings.

We remain dedicated to investing in companies that have operating profitability, significant net assets on their respective balance sheets and relatively low levels of leverage4 . These criteria have been cornerstones of our investment approach since our inception in 1974.  Investing in this profile of company has provided the historical benefits of relative downside protection with meaningful upside participation and has contributed to positive results and long-term outperformance.

Advisory Research, Inc.

4 Leverage refers to a company’s debt levels relative to its equity.  The more leveraged a company is, the more solvency risk and liquidity risk it faces.

This material is not authorized for use unless accompanied or preceded by a prospectus.

As of September 30, 2010, Exor SpA, USS Co. Ltd., Buzzi Unicem SpA, Cabot Oil & Gas Corp., Banco Latinoamericao, CIT Group, Inc., Vodafone Group PLC, Brit Insurance Holdings N.V. and Hochtief AG represented 1.55%, 1.15%, 1.25%, 2.13%, 1.46%, 1.30%, 1.96%, 1.00%, 1.83%, respectively, of the Advisory Research Global Value Fund’s total net assets.

Other securities mentioned were not held in the Fund as of September 30, 2010. Portfolio composition will change due to ongoing management of the Funds. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor.

Advisory Research Global Value Fund
FUND PERFORMANCE AND SUMMARY at October 31, 2010

The Fund commenced operations on 7/30/10, after the conversion of a limited partnership account, which commenced on 1/1/09 (the "Predecessor Account"). The Predecessor Account was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund.  This graph compares a hypothetical $10,000 investment in the Predecessor Account, made at its inception with a similar investment in the MSCI World Value Index.  Results include the reinvestment of all dividends and capital gains.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

These indices do not reflect expenses, fees or sales charge, which would lower performance.
These indices are unmanaged and it is not possible to invest in an index.

Total Returns as of October 31, 2010
			One	Since
	3 Months	6 Months	Year	Inception*
Advisory Research Global Value Fund	5.80%	-1.49%	15.00%	24.31%
MSCI World Value Index	7.23%	1.21%	9.62%	16.48%
* Annualized return.  Inception date 1/1/2009.

Gross and Net Expense Ratios for the Fund are 5.29% and 1.35%, respectively as of 10/31/10.
Contractual fee waivers are effective until 2/28/12.

The performance table above includes information for the Predecessor Account prior to the 7/30/10.  The returns for the Predecessor Account reflect its performance prior to 7/30/10 and have been adjusted to reflect the Fund's estimated gross annual expense ratio as set forth in the Fund's prospectus dated July 13, 2010 as amended.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

The Fund's advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

Advisory Research Global Value Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2010

Number of Shares		Value
	Common Stock - 94.1%
	Australia - 1.9%
48,317	Australian Agricultural Co., Ltd.	$75,764
7,400	Crown Ltd.	60,602
		136,366

	Austria - 1.0%
4,350	EVN AG	69,052

	Brazil - 0.9%
4,700	Banco Santander Brasil ADR	67,680

	Canada - 2.4%
25,480	Genesis Land Development Corp.*	77,697
7,800	RONA, Inc.	99,422
		177,119

	China - 1.9%
761,700	Golden Meditech Holdings Ltd.*	140,651

	France - 2.5%
2,990	France Telecom SA	71,740
1,511	Nexans SA	107,775
		179,515

	Germany - 5.4%
8,000	Deutsche Telekom AG	115,910
2,400	E.ON AG	75,254
1,360	Hochtief AG	117,839
1,100	Salzgitter AG	78,849
		387,852

	Hong Kong - 1.0%
6,000	Guoco Group Ltd.	73,413

	Italy - 3.2%
13,373	Buzzi Unicem SpA	89,011
3,570	Exor SpA	70,518
34,300	Milano Assicurazioni SpA	74,177
		233,706

	Ireland - 1.0%
38,477	Beazley PLC	74,379

Advisory Research Global Value Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2010

Number of Shares		Value

	Japan - 8.0%
7,780	Namco Bandai Holdings, Inc.	$71,689
1,600	Ono Pharmaceutical Co., Ltd.	67,987
2,900	Ryosan Co., Ltd.	71,427
600	SBI Holdings, Inc.	73,083
7,370	Star Micronics Co., Ltd.	70,298
2,600	Toyota Industries Corp.	73,328
5,200	Unihair Co., Ltd.	60,877
1,190	USS Co., Ltd.	92,444
		581,133

	Luxembourg - 1.9%
4,200	ArcelorMittal	135,996

	Netherlands - 2.0%
4,277	Brit Insurance Holdings NV	71,585
1,300	Koninklijke DSM NV	69,574
		141,159

	Norway - 1.5%
5,200	Aker ASA - A Shares	106,722

	Panama - 1.5%
7,101	Banco Latinoamericano de Comercerio - E Shares	109,426

	Portugal - 1.0%
14,100	Banco Espirito Santo SA	70,022

	Puerto Rico - 1.0%
5,300	Oriental Financial Group, Inc.	70,119

	Sweden - 1.0%
4,900	Industrivarden AB - C Shares	72,532

	Switzerland - 1.9%
1,200	Novartis AG	69,531
848	Pargesa Holdings SA	67,223
		136,754

	United Kingdom - 7.0%
25,900	BAE Systems PLC	142,967
11,559	Bovis Homes Group PLC*	64,429
37,458	Colt Group SA*	72,626
54,600	Vodafone Group PLC	149,247
2,722	Whitbread PLC	73,842
		503,111

Advisory Research Global Value Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2010

Number of Shares		Value

	United States - 46.1%
2,574	Avnet, Inc.*	$76,654
800	Berkshire Hathaway, Inc. Class B*	63,648
4,532	Cabot Oil & Gas Corp.	131,337
2,150	CIT Group, Inc.*	93,159
6,000	Comcast Corp - Class A	123,480
1,566	Deltic Timber Corp.	73,101
6,018	Denbury Resources, Inc.*	102,426
5,800	Fifth Third Bancorp	72,848
4,720	Foot Locker, Inc.	75,190
2,190	GATX Corp.	69,335
636	Goldman Sachs Group, Inc.	102,364
8,693	Hudson City Bancorp, Inc.	101,273
1,800	Hyatt Hotels Corp - Class A*	72,540
1,600	Johnson & Johnson	101,872
3,550	JPMorgan Chase & Co.	133,587
1,688	Kaiser Aluminum Corp.	75,943
8,500	KeyCorp.	69,615
5,864	Leucadia National Corp*	149,063
3,160	Medtronic, Inc.	111,264
9,600	MF Global Holdngs, Ltd.	75,168
5,600	Microsoft Corp.	149,184
3,957	Molex Inc. - Class A	67,546
750	Occidental Petroleum Corp.	58,973
2,916	Plum Creek Timber Co.	107,425
1,900	Pricesmart, Inc.	55,727
1,887	Range Resources Corp.	70,555
2,712	Raymond James Financial, Inc.	76,533
9,130	Resolute Energy Corp.*	109,651
1,511	Schnitzer Steel Industry - Class A	78,104
1,170	SL Green Realty Corp - REIT	76,892
3,300	Spirit Aerosystems Holdings, Inc. - Class A*	71,412
6,500	Symetra Financial Corp.	71,825
2,900	Trinity Industries, Inc.	65,917
1,815	Vail Resorts, Inc.*	73,616
2,100	Walgreen Co.	71,148
2,600	Wal-Mart Stores, Inc.	140,842
6,046	Western Union Co.	106,410
		3,325,627

	Total Common Stock	6,792,334
	(Cost $6,502,941)

	Rights - 0.0%
	Austria - 0.0%
4,350	EVN AG	-
	Total Rights
	(Cost $313)	-

Advisory Research Global Value Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2010

Principal
Amount		Value
	Short Term Investment - 7.0%
$503,230	Fidelity Institutional Money Market Fund, 0.22% †	$503,230
	Total Short Term Investment
	(Cost $503,230)	503,230

	Total Investments - 101.1%
	(Cost $7,006,484)	7,295,564
	Liabilities in Excess of Other Assets - (1.1%)	(79,761)
	Total Net Assets - 100.0%	$7,215,803

* Non-income producing security
REIT - Real Estate Investment Trust
ADR - American Depository Receipt
† The rate quoted is the annualized seven-day yield of the Fund at the period end.

See accompanying Notes to Financial Statements.

Advisory Research Global Value Fund
SCHEDULE OF INVESTMENTS BY INDUSTRY - As of October 31, 2010

Industry	Percent of Investments
Diversified Financial Services	7.8%
Commercial Banks	7.6%
Short Term Investment	6.9%
Oil, Gas & Consumable Fuels	6.5%
Metals & Mining	5.1%
Insurance	4.9%
Capital Markets	4.5%
Electronic Equipment, Instruments	3.9%
Hotels Restaurants & Leisure	3.8%
Food & Staples Retailing	3.7%
Specialty Retail	3.7%
Diversified Telecommunication	3.6%
Health Care Equipment & Supplies	3.4%
Pharmaceuticals	3.3%
Aerospace & Defense	2.9%
Real Estate Investment Trusts	2.5%
Electric Utilities	2.0%
Software	2.0%
Wireless Telecommunication Services	2.0%
Media	1.7%
Construction & Engineering	1.6%
Electrical Equipment	1.5%
Energy Equipment & Services	1.5%
IT Services	1.4%
Thrifts & Mortgage Finance	1.4%
Construction Materials	1.2%
Real Estate Management & Development	1.1%
Auto Components	1.0%
Food Products	1.0%
Leisure Equipment & Products	1.0%
Paper & Forest Products	1.0%
Trading Companies & Distributors	1.0%
Chemicals	0.9%
Household Durables	0.9%
Machinery	0.9%
Personal Products	0.8%
Total	100.0%

See accompanying Notes to Financial Statements.

Dear Shareholder:

Fund Management is very pleased to write its inaugural annual letter to shareholders of the Advisory Research All Cap Value Fund (“the Fund”).

The Fund recently completed its first fiscal year and we are pleased with its short-term performance as well as its current positioning. Our investment process is focused on finding and purchasing well-capitalized, profitable companies that trade at a discount to our estimate of their net asset values.  Current market volatility has provided ample opportunities to find such companies and invest in them at attractive prices.

Performance

Since its inception on November 16, 2009 through October 31, 2010, the Fund’s cumulative appreciation was 11.60% versus 8.75% for the Russell 3000 Value Index while the S&P 500 appreciated 8.68% for the same period.

We consider our ability to look for values across the market capitalization spectrum with the desired fundamental characteristics allowed for us to outperform the market during the period.  We believe the mandate of the fund, which allows us to look for value regardless of size, gives us a great advantage through market cycles.

A quarter-by-quarter look into performance demonstrates the recent volatility of the equity markets. The Fund, with its focus on high-quality companies exhibited lower volatility during the period.

	Fiscal Q1	Fiscal Q2	Fiscal Q3	Fiscal Q4
ADVGX	-0.70%	13.49%	-6.57%	5.98%
Russell 3000 Value Index	-2.15%	13.41%	-7.77%	6.25%
S&P 500 Index	-2.85%	11.04%	-6.69%	7.96%

From November 16, 2009 through September 30, 2010 the Fund appreciated 7.90% while the Russell 3000 Value Index returned 5.51% and the S&P 500 returned 4.70% over the same period.  As stated in the Fund’s December 31, 2009 prospectus, total operating expenses did not exceed 1.37%.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate such that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (888) 665-1414.

During the year, individual stock selection provided 100% of the outperformance relative to the benchmarks versus any specific sector exposure.  The most recent economic downturn appears to have provided for ample opportunity to execute our fundamental philosophy and identify individual issues with strong positions in their respective markets and strong financial positions.

A prime example would be our largest contributor to our outperformance, Family Dollar Stores, Inc. (FDO).  While the market sold off most securities directly related to the consumer, we found an opportunity to make an investment in a company that could serve the consumer with value-oriented inventories and reward shareholders with its incredibly strong financial position.  When FDO was first identified, it had managed inventories down to a responsible level, had no debt, and was finding ways to better serve its customer through cheaper direct sourced product, longer hours, and additional ways for the consumer to transact including credit and food stamp acceptance.  FDO has continued to accelerate its return on assets, and has returned substantial amounts to equity shareholders through stock repurchases and increased dividends.  The stock reacted positively to the actions, up over 57% for the period ended October 31, 2010.

The fund has also benefited from our identification of unique assets and businesses that strategic acquirers have also found valuable.  We had instances of negotiated transactions at significant premiums to the publicly traded values, including ADC Telecommunications (ADCT), which agreed to sell itself to Tyco Electronics at a 44% premium to the previous day’s closing price.  We also had instances of hostile bids for strategic assets, including BHP Billiton’s bid for Potash Corp of Saskatchewan, Inc. (POT).  We exited this position at a 33% premium to the previous day’s close as negotiations continued that ultimately ended in a bid that was withdrawn by BHP due to the concerns of the Canadian government.

Detractors in the portfolio were primarily concentrated in investments in certain North American natural gas oriented exploration and production companies.  A lingering oversupply in US natural gas has been exacerbated by the structure of certain lease commitments of the exploration companies that incents continuing drilling even though the market is in oversupply.  Our view is that low cost natural gas reserves are a compelling investment given the long term demand environment and the number of high cost marginal fields that may ultimately succumb to economic forces.  Our positions include Cabot Oil & Gas Corp. (COG) and Range Resources Corp. (RRC) who have accumulated attractive low cost long-lived assets that we do not believe are being properly valued.

We continue to find what we consider attractive assets in the publicly traded market place, and work to have our largest discounts to net asset value in the portfolio at any given time.   Some highlights of recent purchase and sale activity in the fund are highlighted below.

Highlighted Purchases

CIT Group, Inc.: CIT Group, Inc. (CIT) is a commercial and consumer credit and financing company based in New York, NY.  CIT is newly capitalized following its emergence from bankruptcy and the federal government TARP program in December 2009.  CIT benefits from fresh start accounting, which forced it to mark down the value of performing assets and accrete the value of those assets as the underlying loans are repaid.    In addition, CIT has access to low cost deposits sourced at its Utah industrial bank.  CIT trades at a discount to tangible book value and is aggressively lowering its cost of funding in the current environment which should directly enhance the returns to equity shareholders.

Vodafone Group PLC: Vodafone Group PLC (VOD) is a global telecommunications company. VOD owns non-operating investments in several telecommunications carriers throughout the world, including a 45% stake in Verizon Wireless.  The current management team has begun the process of reorganizing its substantial asset base to focus on assets that can be monetized and assets that need operational focus in order to extract the largest possible return for equity shareholders. VOD continues to reward shareholders through a substantial dividend.

Sysco Corp.: Sysco Corp. (SYY) is the leading foodservice distributor in North America.  The company distributes to restaurants, hotels, schools, hospitals, and other customers.  It is a best-in-class distributor in foodservice and is well positioned with its customers given its strong customer service and broad platform of offerings.  SYY boasts industry leading profitability and a high free cash flow yield from its owned assets.  The company has raised its dividend every year for four decades, has returned money to shareholders through share buybacks and maintains a strong balance sheet (AA- rated).  Despite the weak consumer environment, SYY has continued to grow its market share and take business from competitors.

Highlighted Sales

Granite Construction, Inc.: Granite Construction, Inc. (GVA), is based in Watsonville, CA, and operates as a heavy civil contractor and a construction materials producer for private and public sector clients in the United States. Though GVA maintained a strong balance sheet with unique aggregate assets on the West Coast, we became concerned over funding delays and potential budget issues in CA, a major geographic sector.  GVA was sold as other, more compelling values were found.

CNX Gas Corp.: CNX Gas Corp. (CXG), based in Pittsburgh, PA, is an oil and natural gas exploration and production company.  In March of 2010, it was announced that CNX Gas was to be acquired by its parent company, CONSOL Energy, which had continued to own 83% of CXG common stock since the initial carve-out in 2005.  The acquisition price of $38.25 represented a 46% premium over the previous day’s closing price.

AmeriCredit Corp: AmeriCredit Corp. (ACF) is a national consumer finance company specializing in purchasing, securitizing and servicing automobile loans. On July 22, 2010, General Motors announced an agreement to pay cash for ACF shares at a 24% premium over the prior day’s closing price.  With this new deal, ACF should significantly expand its current relationship with General Motors while still servicing its current base of the more than 11,000 dealers.

Outlook

Fiscal Year 2010 has been a volatile period with the broad market moving rapidly from extreme highs to extreme lows, sometimes month over month.  During this same period we have seen macroeconomic reports having more of an outsized effect on market movement than ever before.  At one point, rising correlation between macroeconomic news and market movement seemed to indicate investors were ignoring relative values across asset classes and securities and instead reacting to day-day signals in the economy.  Despite the challenging year, we believe the Fund has posted solid, absolute and relative returns that we attribute to our time-tested and diligent investment philosophy.  We are very encouraged about the current state of our existing investments, which is attributable to a number of factors:

1)
Solid Financial Strength: The Fund invests in what we consider well capitalized companies, which appear to face little financial distress and tend to have the flexibility to reinvest in the business and distribute cash to equity investors as appropriate.

2)
Valuation: While the broad market appears to have rebounded from its 2008 nadir, inefficiencies in the market have seemingly resulted in many names trading at or below their 2008 levels, in spite of what appear to be improved competitive positions and financial stability.  The Fund trades at attractive NAV levels and its valuation is especially compelling considering the current absolute level of interest rates.

3)
Value Unlocking Business Strategies: A qualitative aspect to our investment thesis requires that our businesses have a plan to extract value for shareholders over a reasonable time period.  As 2010 progressed, our management teams have begun to differentiate our businesses through execution and rewards to shareholders.  We fully expect the process to accelerate in the coming quarters which should help to close the valuation discount that seems to currently exist in the public marketplace.

We continue to monitor US monetary and fiscal policy initiatives closely.  The initiatives will not only affect the pace and sustainability of the recovery in the US, but will also have an influence on credit spreads which can have a meaningful impact for our financial holdings.  Further, we operate in a globalized world, and each of our companies not only reacts to circumstances in the US, but must also consider customer and competitive demands abroad. Therefore, continued volatility in global markets can have a meaningful affect on the companies in our portfolio that supply globally.

We remain dedicated investing in companies that we believe are operating profitability, have significant net assets on their respective balance sheets and have relatively low levels of leverage1  as these criteria have been cornerstones of our approach since our inception in 1974.  Investing in this profile of company has provided the historical benefits of relative downside protection with meaningful upside participation and we believe has contributed to significant positive results and long-term outperformance.

Advisory Research, Inc.

This material is not authorized for use unless accompanied or preceded by a prospectus.

As of September 30, 2010, Vodafone Group PLC, ADC Telecommunications, Inc., Cabot Oil & Gas Corp., CIT Group, Inc., Family Dollar Stores, Inc., Range Resources Corp. and Sysco Corp. represented 2.22%, 0.43%, 2.54%, 2.16%, 3.16%, 1.98%, 1.94%, respectively, of the Advisory Research All Cap Value Fund’s total net assets.

Other securities mentioned were not held in the Fund as of September 30, 2010. Portfolio composition will change due to ongoing management of the Funds. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor.

1 Leverage refers to a company’s debt levels relative to its equity.  The more leveraged a company is the more solvency risk and liquidity risk it faces.

Advisory Research All Cap Value Fund
FUND PERFORMANCE AND SUMMARY at October 31, 2010

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception with a similar investment in the Russell 3000 Value Index.  Results include the reinvestment of all dividends and capital gains.

The Russell 3000 Value Index measures the performance of the broad value segment of U.S. equity value universe.
It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

These indices do not reflect expenses, fees or sales charge, which would lower performance.
These indices are unmanaged and it is not possible to invest in an index.

Total Returns as of October 31, 2010
			Since
	3 Months	6 Months	Inception*
Advisory Research All Cap Value Fund	5.98%	-0.98%	11.60%
Russell 3000 Value Index	6.25%	-2.01%	8.75%
* Inception date 11/16/09.

Gross and Net Expense Ratios for the Fund are 4.57% and 1.20%, respectively as of 10/31/10.
Contractual fee waivers are effective until 2/28/12.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

The Fund's advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

Advisory Research All Cap Value Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2010

Number of Shares		Value
	Common Stocks - 95.7%
	Consumer Discretionary - 9.0%
9,020	Comcast Corp. - Class A	$185,632
5,730	Family Dollar Stores, Inc.	264,554
5,630	Foot Locker, Inc.	89,686
2,065	McDonald's Corp.	160,595
1,920	Vail Resorts, Inc.*	77,875
		778,342

	Consumer Staples - 10.1%
2,070	Casey's General Stores, Inc.	85,822
3,430	JM Smucker Co.	220,480
5,690	Sysco Corp.	167,627
5,360	Walgreen Co.	181,597
4,000	Wal-Mart Stores, Inc.	216,680
		872,206

	Energy - 11.0%
7,100	Cabot Oil & Gas Corp.	205,758
2,420	Chevron Corp.	199,916
10,120	Denbury Resources, Inc.*	172,242
7,500	Petrohawk Energy Corp.*	127,575
1,180	Pioneer Natural Resources Co.	82,364
4,430	Range Resources Corp.	165,638
		953,493

	Financials - 29.4%
4,020	American Express Co.	166,669
3,040	Berkshire Hathaway, Inc. - Class B*	241,863
4,020	CIT Group, Inc.*	174,187
2,160	Enstar Group Ltd.*	173,210
5,400	Fifth Third Bancorp	67,824
1,310	Goldman Sachs Group, Inc.	210,845
15,020	Hudson City Bancorp, Inc.	174,983
12,940	Investors Bancorp, Inc.*	155,280
6,880	JPMorgan Chase & Co.	258,894
8,640	Leucadia National Corp.*	219,629
9,870	MF Global Holdings Ltd.*	77,282
5,620	Plum Creek Timber Co., Inc. - REIT	207,041
1,860	SL Green Realty Corp. - REIT	122,239
7,200	SLM Corp.*	85,680
7,100	Symetra Financial Corp.	78,455
390	White Mountains Insurance Group Ltd.	124,488
		2,538,569

	Health Care - 12.3%
1,550	Analogic Corp.	70,727
2,180	Becton Dickinson and Co.	164,634
4,050	Johnson & Johnson	257,864
4,860	Medtronic, Inc.	171,121
5,500	Merck & Co., Inc.	199,540
5,625	UnitedHealth Group, Inc.	202,781
		1,066,667

Advisory Research All Cap Value Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2010

Number of Shares		Value

	Industrials - 11.1%
2,190	Caterpillar, Inc.	$172,134
3,940	GATX Corp.	124,740
2,800	Northrop Grumman Corp.	176,988
3,450	Raytheon Co.	158,976
7,530	Spirit Aerosystems Holdings, Inc. - Class A*	162,949
2,230	United Technologies Corp.	166,737
		962,524

	Information Technology - 10.6%
2,560	ADC Telecommunications, Inc.*	32,486
5,800	Avnet, Inc.*	172,724
5,100	Hewlett-Packard Co.	214,506
7,480	Imation Corp.*	72,855
8,500	Microsoft Corp.	226,440
10,850	Tellabs, Inc.	73,997
6,720	Western Union Co.	118,272
		911,280

	Telecommunication Services - 2.2%
6,810	Vodafone Group PLC - ADR	187,343

	Total Common Stocks	8,270,424
	(Cost $7,884,295)

Principal
Amount		Value
	Short Term Investment - 3.9%
$341,904	Fidelity Institutional Money Market Fund, 0.22% †	$341,904
	Total Short Term Investment	341,904
	(Cost $341,904)

	Total Investments - 99.6%
	(Cost $8,226,199)	8,612,328
	Other Assets less Liabilities - 0.4%	31,921
	Total Net Assets	$8,644,249

* Non-Income Producing
REIT – Real Estate Investment Trust
ADR – American Depository Receipt
† The rate quoted is the annualized seven-day yield of the Fund at the period end.

See accompanying Notes to Financial Statements.

Advisory Research All Cap Value Fund
SCHEDULE OF INVESTMENTS - As of October 31, 2010
Sector Representation as a % of Total Investments

See accompanying Notes to Financial Statements.

Advisory Research Funds
FUNDS EXPENSES - October 31, 2010 (Unaudited)

Expense Example
As a shareholder of the Advisory Research International Small Cap Value Fund, Advisory Research Global Value Fund or Advisory Research All Cap Value Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 5/1/10 to 10/31/10 for the Advisory Research International Small Cap Value Fund and Advisory Research All Cap Value Fund, and from the inception date of 7/30/10 to 10/31/10 for the Advisory Research Global Value Fund.

Actual Expenses
The information in the table under the headings “Actual Performance” provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the tables under the headings “Hypothetical (5% annual return before expenses)” provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees.  Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Advisory Research Funds
FUNDS EXPENSES - October 31, 2010 (Unaudited)

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/10	10/31/10	5/1/10 – 10/31/10
Advisory Research International Small Cap Value Fund
Actual Performance	$1,000.00	$1,038.50	$6.94
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.40	$6.87

* Expenses are equal to the Fund’s annualized expense ratios of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the semi-annual period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/30/10	10/31/10	7/30/10 – 10/31/10
Advisory Research Global Value Fund
Actual Performance	$1,000.00	$1,058.00	$3.58
Hypothetical (5% annual return before expenses)	$1,000.00	$1,009.40	$3.49

* Expenses are equal to the Fund’s annualized expense ratios of 1.35%, multiplied by the average account value over the period, multiplied by 94/365 (to reflect the since inception period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/10	10/31/10	5/1/10 – 10/31/10
Advisory Research All Cap Value Fund
Actual Performance	$1,000.00	$990.20	$6.02
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.16	$6.11

* Expenses are equal to the Fund’s annualized expense ratios of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the semi-annual period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

Advisory Research Funds
STATEMENTS OF ASSETS AND LIABILITIES
At October 31, 2010

	International	Global	All Cap
	Small Cap Value	Value	Value
	Fund	Fund	Fund
Assets
Investments in securities, at cost	$21,812,035	$7,006,484	$8,226,199
Investments in securities, at value	$23,280,426	$7,295,564	$8,612,328
Receivables:
Securities sold	243,001	65,443	112,123
Dividends and interest	97,351	15,943	2,776
From Advisor	-	14,763	9,700
Prepaid expenses	31,569	27,755	15,846
Total assets	23,652,347	7,419,468	8,752,773

Liabilities
Payables:
Cash overdraft	3,596	1,564	627
Securities purchased	134,268	167,455	73,257
To Advisor	6,452	-	-
Administration fees	2,934	2,810	2,853
Custody fees	96	3,099	2,433
Fund accounting fees	5,417	4,701	2,565
Transfer agent fees	1,538	2,657	2,844
Trustees' fees	199	418	1,032
Chief Compliance Officer fees	343	886	1,712
Other accrued expenses	17,302	20,075	21,201
Total liabilities	172,145	203,665	108,524

Net Assets	$23,480,202	$7,215,803	$8,644,249

Number of shares issued and outstanding (par value of $0.01 per share with unlimited number of shares authorized)	2,233,313	682,271	774,364
Net asset value per share	$10.51	$10.58	$11.16

Composition of Net Assets
Paid-in capital	$21,654,310	$6,913,713	$8,022,588
Undistributed net investment income	206,073	34,358	11,976
Accumulated net realized gain (loss) on investments and foreign currency	147,393	(21,701)	223,556
Net unrealized appreciation on:
Investments	1,468,391	289,080	386,129
Foreign currency	4,035	353	-
Net Assets	$23,480,202	$7,215,803	$8,644,249

See accompanying Notes to Financial Statements.

Advisory Research Funds
STATEMENTS OF OPERATIONS
For the Periods Ended October 31, 2010

	International	Global	All Cap
	Small Cap Value	Value	Value
	Fund*	Fund*	Fund*
Investment Income
Dividends †	$188,026	$28,441	$79,665
Interest	2,268	273	685
Total income	190,294	28,714	80,350

Expenses
Advisory fee	88,673	15,480	53,733
Fund accounting fees and expenses	31,061	11,674	25,365
Custody	20,739	7,114	12,793
Administration fee	19,934	8,477	32,603
Transfer agent fees and expenses	15,256	6,095	24,256
Audit fees	15,000	14,677	15,000
Registration fees	13,484	5,605	22,260
Offering costs	8,795	3,687	18,722
Legal fees	4,101	1,870	12,193
Shareholder reporting fees	2,847	1,716	8,030
Chief compliance officer fees	2,784	1,082	7,692
Trustees' fees and expenses	2,718	1,496	5,754
Miscellaneous	1,579	1,636	2,418
Insurance	1,466	1,247	4,795
Total expenses	228,437	81,856	245,614
Less: fees waived and expenses absorbed	(108,722)	(60,999)	(181,135)
Net expenses	119,715	20,857	64,479
Net investment income	70,579	7,857	15,871

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	289,167	4,016	218,722
Foreign currency	(8,189)	(117)	-
	280,978	3,899	218,722
Net unrealized appreciation on:
Investments	1,468,391	289,080	386,129
Foreign currency	4,035	353	-
	1,472,426	289,433	386,129

Net realized and unrealized gain on investments and foreign currency	1,753,404	293,332	604,851
Net Increase in Net Assets from Operations	$1,823,983	$301,189	$620,722

* The International Small Cap Value Fund, the Global Value Fund and the All Cap Value Fund commenced operations on March 31, 2010, July 30, 2010 and November 16, 2009, respectively.

† Net of foreign tax withheld of $14,792, $1,391 and $33, respectively.

See accompanying Notes to Financial Statements.

Advisory Research Funds
STATEMENTS OF CHANGES IN NET ASSETS

	International Small Cap Value Fund	Global Value Fund	All Cap Value Fund
	March 31, 2010*	July 30, 2010*	November 16, 2009*
	through	through	through
	October 31, 2010	October 31, 2010	October 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations
Net investment income	$70,579	$7,857	$15,871
Net realized gain (loss) on:
Investments	289,167	4,016	218,722
Foreign currency	(8,189)	(117)	-
Net change in unrealized appreciation on:
Investments	1,468,391	289,080	386,129
Foreign currency	4,035	353	-
Net increase in net assets resulting from operations	1,823,983	301,189	620,722

Capital Transactions
Proceeds from shares sold	22,234,659	2,240,597	8,026,943
Shares issued in connection with in-kind-transfer	-	4,674,017	-
Cost of shares repurchased	(578,440)	-	(3,416)
Redemption fee proceeds	-	-	-
Net change in net assets from capital transactions	21,656,219	6,914,614	8,023,527

Total increase in net assets	23,480,202	7,215,803	8,644,249

Net Assets
Beginning of period	-	-	-
End of period	$23,480,202	$7,215,803	$8,644,249

Accumulated net investment income	$206,073	$34,358	$11,976

Capital Share Activity
Shares sold	2,289,765	214,869	774,673
Shares issued in connection with in-kind-transfer	-	467,402	-
Shares issued on reinvestment	-	-	-
Shares redeemed	(56,452)	-	(309)
Net increase in shares outstanding	2,233,313	682,271	774,364

* Commencement of operations

See accompanying Notes to Financial Statements.

Advisory Research Funds
FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	International
	Small Cap Value		Global Value		All Cap Value
	Fund		Fund		Fund
	March 31, 2010 (1)		July 30, 2010 (1)		November 16, 2009 (1)
	Through		Through		Through
	October 31, 2010		October 31, 2010		October 31, 2010

Net asset value, beginning of period	$10.00		$10.00		$10.00

Income from investment operations:
Net investment income	0.03		0.01		0.02
Net realized and unrealized gain on investments and foreign currency	0.48		0.57		1.14
Total from investment operations	0.51		0.58		1.16

Net asset value, end of period	$10.51		$10.58		$11.16

Total return	5.10	% (2)	5.80	% (2)	11.60	% (2)

Ratios/supplemental data:
Net assets, end of period (millions)	$23.5		$7.2		$8.6

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.58	% (3)	5.29	% (3)	4.57	% (3)
After fees waived and expenses absorbed (4)	1.35	% (3)	1.35	% (3)	1.20	% (3)

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.43	)% (3)	(3.43	)% (3)	(3.07	)% (3)
After fees waived and expenses absorbed	0.80	% (3)	0.51	% (3)	0.30	% (3)

Portfolio turnover rate	17.51	% (2)	17.54	% (2)	35.44	% (2)

(1)	Commencement of Operations.
(2)	Not annualized.
(3)	Annualized.
(4)
The Advisor has contractually agreed to limit the operating expenses of the International Small Cap Value Fund to 1.35%, the Global Value Fund to 1.35% and the All Cap Value Fund to 1.20% of each Fund's average net assets, respectively.

See accompanying Notes to Financial Statements.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS – October 31, 2010

Note 1 – Organization
Advisory Research International Small Cap Value Fund (the “International Small Cap Value Fund”), Advisory Research Global Value Fund (the “Global Value Fund”) and Advisory Research All Cap Value Fund (the “All Cap Value Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Funds’ primary investment objective is to provide long-term capital appreciation. The International Small Cap Value Fund commenced investment operations on March 31, 2010, the Global Value Fund commenced investment operations on July 30, 2010 and the All Cap Value Fund commenced investment operations on November 16, 2009.

The Global Value Fund commenced operations on July 30, 2010, prior to which its only activity was the receipt of a $50,000 investment from a portfolio manager of the Fund and a $4,674,017 transfer of shares of the Global Value Fund in exchange for the net assets of the Advisory Research Global All Cap Fund LP, a Delaware limited partnership (the “Partnership”).  This exchange was nontaxable, whereby the Global Value Fund issued 467,402 shares for the net assets of the Partnership with a fair value of $4,674,017 (identified cost of investment transferred $4,722,168) on July 30, 2010.  For financial reporting purposes, assets received and shares issued by Global Value Fund were recorded at fair value; however, the cost basis of the investments received from the Partnership was carried forward to align ongoing reporting of the Global Value Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.  The Global Value Fund assumed $8,226 in net liabilities as part of this exchange.

Note 2 –Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (OTC) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS – October 31, 2010
(Continued)

Fair value pricing may be applied to non-U.S. securities.  The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Funds’ net asset value per share (“NAV”) is calculated.  The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) may result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day.  If such events occur, the Funds may value non-U.S. securities at fair value, taking into account such events, when the NAV is calculated.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(c) Foreign Currency Translation
The Funds’ records are maintained in U.S. dollars.  The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period.  The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices.  Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS – October 31, 2010
(Continued)

(d) Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

(e) Distributions to Shareholders
The Funds declare and pay dividends at least annually from net investment income and from net realized gains, if any.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

(f) Accounting Standards
Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions expected to be taken in the Funds’ 2010 tax returns, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended October 31, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Advisory Research, Inc., a wholly owned subsidiary of Piper Jaffray Companies (the “Advisor”).  Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor at the following annual rates based on the average daily net assets of the Funds:

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS – October 31, 2010
(Continued)

Fund	Annual Advisory Fee
International Small Cap Value Fund	1.00%
Global Value Fund	1.00%
All Cap Value Fund	1.00%

The Advisor has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to the following levels through February 28, 2012:

Fund	Expense Limit as a % of average daily net assets
International Small Cap Value Fund	1.35%
Global Value Fund	1.35%
All Cap Value Fund	1.20%

The Advisor waived fess and reimbursed expenses of $108,722 from the International Small Cap Value Fund for the period March 31, 2010 through October 31, 2010, $60,999 from the Global Value Fund for the period July 30, 2010 through October 31, 2010 and $181,135 from the All Cap Value Fund for the period November 16, 2009 to October 31, 2010.  The Advisor may recover from each Fund fees and expenses previously waived or reimbursed, if each Fund’s expense ratio, including the recovered expenses, falls below the expense limits in place at the time the expenses were incurred.  The Advisor is permitted to seek reimbursement from each Fund for a period three fiscal years following the fiscal year in which such reimbursements occurred.  As of October 31, 2010, the Advisor may recapture a portion of the following amounts no later than the dates stated below:

	International Small Cap Value Fund	Global Value Fund	All Cap Value Fund
October 31, 2013	$108,722	$60,999	$181,135

Grand Distribution Services, LLC (“GDS”) serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”), an affiliate of GDS, serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a. (“UMBNA”), an affiliate of UMBFS, serves as the Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators.  For the periods ended October 31, 2010, each Fund’s allocated fees paid to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Funds’ allocated fees accrued for CCO services for the periods ended October 31, 2010, are reported on the Statements of Operations.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS – October 31, 2010
(Continued)

Note 4 – Federal Income Taxes
As of October 31, 2010, the Global Value Fund had a capital loss carryover of $1,701, which expires on October 31, 2018.

At October 31, 2010, gross unrealized appreciation (depreciation) of investments and foreign currency owned by the Funds, based on cost for federal income tax purposes were as follows:

	International Small Cap Value Fund	Global Value Fund	All Cap Value Fund
Cost of investments	$22,425,949	$7,119,623	$8,226,199

Gross unrealized appreciation	$1,652,929	$480,881	$666,423
Gross unrealized depreciation	(798,452)	(304,940)	(280,294)
Net unrealized appreciation on investments translations	$854,477	$175,941	$386,129

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals and passive foreign investment companies (“PFIC”).

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

	Capital	Accumulated net investment income (loss)	Accumulated net realized gain (loss)
International Small Cap Value Fund	$(1,909)	$135,494	$(133,585)
Global Value Fund	(901)	26,501	(25,600)
All Cap Value Fund	(939)	(3,895)	4,834

As of October 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

	International Small Cap Value Fund	Global Value Fund	All Cap Value Fund
Undistributed ordinary income	$966,081	$127,747	$230,698
Undistributed long-term capital gains	-	-	4,834
Tax accumulated earnings	966,081	127,747	235,532
Accumulated capital and other losses	-	(1,701)	-
Unrealized appreciation (depreciation) on investments and foreign currency translations	859,811	176,044	386,129

Tax accumulated earnings (deficit)	$1,825,892	$302,090	$621,661

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS – October 31, 2010
(Continued)

Note 5 - Investment Transactions
Purchases and sales of investments, excluding short-term investments, were as follows:

Fund	Purchases		Sales
International Small Cap Value Fund*	$22,960,230		$2,541,570
Global Value Fund*	7,559,542	†	1,058,222
All Cap Value Fund*	9,543,175		1,877,601

† Includes in-kind-transfer securities valued at $4,682,243.

* The International Small Cap Value Fund, the Global Value Fund and the All Cap Value Fund commenced operations on March 31, 2010, July 30, 2010 and November 16, 2009, respectively.

Note 6 - Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds expect the risk of loss to be remote.

Note 7 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments.  These inputs are summarized into three broad levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS – October 31, 2010
(Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of October 31, 2010, in valuing the Funds’ assets carried at fair value:

International Small Cap Value Fund

	Level 1 (Quoted Price)	Level 2* (Other Significant Observable Inputs)	Level 3** (Significant Unobservable Inputs)	Total
Investments, at Value:
Common Stocks:
Consumer Discretionary	$535,391	$2,692,614	$-	$3,228,005
Consumer Staples	369,587	2,248,818	-	2,618,405
Energy	-	980,534	-	980,534
Financials	1,315,041	5,069,724	-	6,384,765
Health Care	-	1,194,418	-	1,194,418
Industrials	11,415	3,056,237	-	3,067,652
Information Technology	251,345	1,050,565	-	1,301,910
Materials	-	2,450,933	-	2,450,933
Telecommunications Services	478,139	-	-	478,139
Utilities	-	440,328	-	440,328
Short-Term Investment	1,135,337	-	-	1,135,337
Total Investments, at Value	$4,096,255	$19,184,171	$-	$23,280,426

Global Value Fund

	Level 1 (Quoted Price)	Level 2* (Other Significant Observable Inputs)	Level 3** (Significant Unobservable Inputs)	Total
Investments, at Value:
Common Stocks:
Consumer Discretionary	$444,248	$436,335	$-	$880,583
Consumer Staples	267,717	136,641	-	404,358
Energy	472,943	106,722	-	579,665
Financials	1,518,323	646,931	-	2,165,254
Health Care	213,136	278,169	-	491,305
Industrials	206,664	368,581	-	575,245
Information Technology	399,793	141,724	-	541,517
Materials	363,144	237,435	-	600,579
Telecommunications Services	188,535	220,987	-	409,522
Utilities	-	144,306	-	144,306
Short-Term Investment	503,230	-	-	503,230
Total Investments, at Value	$4,577,733	$2,717,831	$-	$7,295,564

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS – October 31, 2010
(Continued)

All Cap Value Fund	Level 1 (Quoted Price)	Level 2* (Other Significant Observable Inputs)	Level 3** (Significant Unobservable Inputs)	Total
Investments, at Value:
Common Stocks[1]	$8,270,424	$-	$-	$8,270,424
Short-Term Investments	341,904	-	-	341,904
Total Investments, at Value	$8,612,328	$-	$-	$8,612,328

* In accordance with procedures established by, and under the general supervision of, the Funds’ Board of Trustees, the values of certain equity securities listed or traded on foreign security exchanges may be adjusted due to changes in the value of U.S.-traded securities, as measured by the S&P 500 Index. In this circumstance, $19,184,171 and $2,717,831 of investment securities from International Small Cap Value Fund and Global Value Fund, respectively, were classified as level 2 instead of level 1.

**The fund did not hold any level 3 securities during the period.

1 All common stocks held in the All Cap Value Fund are level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

Note 8 – Derivative and Hedging Disclosure
Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows.

The Funds’ policies permit the Funds to enter into forward contracts principally to hedge either specific transactions or portfolio positions in an attempt to minimize currency value fluctuations.  Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days, agreed upon by the parties, from the date of the contract, at a price set at the time of the contract.  The forward contracts were bought or sold to protect the Funds, to some degree, from a possible loss resulting from an adverse change in the relationship between foreign currencies and the United States dollar (“US$”). Although such contracts may minimize the risk of loss due to a decline in value of the hedged currency, the contracts may limit any potential gain that may result from currency increases.

The risks to the Funds of entering into forward contracts include currency risks, such as fluctuations in the value of foreign currencies and the performance of foreign currencies relative to the US$; exchange control regulations; and costs incurred in connection with conversions between various currencies (fees may also be incurred when converting foreign investments to US$).  As a result, the relative strength of the US$ may be an important factor in the performance of the Funds.  For the periods ended October 31, 2010, the Funds did not enter into any forward contracts.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS – October 31, 2010
(Continued)

Note 9 – Improving Disclosures about Fair Value Measurements
In January 2010, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements.  The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years.  There were no significant transfers into and out of Levels 1 and 2 during current period presented.

The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact this disclosure may have on the Funds’ financial statements.

Note 10 – Events Subsequent to the Fiscal Period End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated each Fund’s related events and transactions that occurred subsequent to the date of issuance of the Funds’ financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statements of assets and liabilities of Advisory Research International Small Cap Value Fund, Advisory Research Global Value Fund, and Advisory Research All Cap Value Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods from March 31, 2010 for Advisory Research International Small Cap Value Fund, July 30, 2010 for Advisory Research Global Value Fund, and November 16, 2009 for Advisory Research All Cap Value Fund to October 31, 2010.  These financial statements and financial highlights are the responsibility of the Funds’ management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Funds are not required to have, nor were we engaged to perform, audits of their internal controls over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2010, and the results of their operations, the changes in their net assets and their financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 28, 2010

Advisory Research Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officer Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 819-1522.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-present).	31	None

Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	31	None

William H. Young [a] (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996).	31	None

Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the distributor of certain series of the Trust (not including the Fund), Grand Distribution Services, LLC, and custodian (2006-present); Consultant to Jefferson Wells International (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	31	None

Eric M. Banhazl b † (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006); Partner, The Wadsworth Group, a mutual fund administration and consulting services provider (1990-2001).	31	Advisors Series Trust (1997 to 2007).

Advisory Research Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007
Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006); Vice President, The Wadsworth Group, a mutual fund administration and consulting services provider (1994-2001).
			N/A	N/A

Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007
Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006); Vice President, The Wadsworth Group, a mutual fund administration and consulting services provider (1997-2001).
			N/A	N/A

Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A

Robert Tuszynski [a] (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008).	N/A	N/A

Todd Cipperman [b] (born 1966) Chief Compliance Officer	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with the Fund’s distributor, Grand Distribution Services, LLC and its affiliates, UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Advisory Research Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on June 22-23, 2010, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Advisory Research, Inc. (the “Investment Advisor”) with respect to the Advisory Research Global Value Fund,  series of the Trust (the “Fund”) for an initial two-year term ending June 30, 2012.  In approving the Advisory Agreement, the Board of Trustees, including the Independent Trustees, determined that the Advisory Agreement is in the best interests of the Fund.

Background

In advance of the meeting, the Board received information about the Advisory Agreement from the Investment Advisor and Mutual Fund Administration Corporation (“MFAC”) and UMB Fund Services, Inc., the Trust’s co-administrators.  The materials, among other things, included an outline of the services to be provided by the Investment Advisor to the Fund (including the relevant personnel responsible for these services and their experience); reports comparing the proposed management fee and the estimated total expenses of the Fund compared to those of a group of comparable funds selected by MFAC (the “peer group”); and a summary of the Investment Advisor’s policies, including its code of ethics and compliance manual.  In addition, the Board received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the Advisory Agreement.  Before voting the Independent Trustees discussed approval of the Advisory Agreement in a private session at which no representatives of the Investment Advisor were present.

The Board noted its familiarity with the Investment Advisor, which it had previously approved to serve as investment advisor to five other series of the Trust, two of which (Advisory Research International Small Cap Value Fund and Advisory Research All Cap Value Fund) were operational.

In approving the Advisory Agreement, the Board (including the Independent Trustees) considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

Nature, Extent and Quality of Services

The Board and the Independent Trustees considered the overall quality of services expected to be provided to the Fund by the Investment Advisor and discussed the specific responsibilities of the Investment Advisor under the Advisory Agreement.  They also considered a report on certain policies and procedures of Investment Advisor, including information about its code of ethics.  The Board reviewed composite performance provided by the Investment Advisor for its Global All Cap Value strategy, which it manages using substantially the same investment strategies as those of the Fund.  They observed that the Investment Advisor began managing its Global All Cap Value strategy in January 2009, and that the composite for the strategy outperformed the MSCI World Value Index for the one-year and since inception periods ended March 31, 2010.  The Board and the Independent Trustees determined that the nature, extent and quality of the services to be provided by Investment Advisor to the Fund were satisfactory.

Advisory Research Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Advisory Fees and Expense Ratio

The Board and the Independent Trustees then considered the proposed advisory fee and expenses for the Fund.  They noted that the proposed advisory fee and overall expenses to be paid by the Fund were less than the averages of its peer group. The Board (including the Independent Trustees) determined that the fees and expenses for the Fund were reasonable in light of the nature, extent and quality of the services to be provided by the Investment Advisor.

Profitability of Advisory Agreement

The Board and the Independent Trustees reviewed information about Investment Advisor’s projected profits with respect to the Fund during its initial operations.  Based on the information provided, the Board and the Independent Trustees determined that the estimated profitability of the Advisory Agreement to the Investment Advisor was reasonable in light of the nature, extent and quality of services to be provided to the Fund.

Economies of Scale

The Board noted that during the Fund’s startup period, its asset levels would likely be too low to achieve significant economies of scale and that the matter of such economies would be reviewed in the future as Fund assets grow.

Conclusion

Based on these and others considerations, the Board and the Independent Trustees concluded that approval of the Advisory Agreement would be in the best interests of the Fund and its shareholders and accordingly, approved the Advisory Agreement.

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Advisory Research International Small Cap Value Fund
Advisory Research Global Value Fund
Advisory Research All Cap Value Fund
Each a series of the Investment Managers Series Trust

Advisor
Advisory Research, Inc.
Two Prudential Plaza
180 N. Stetson, Suite 5500
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

Distributor
Grand Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

FUND INFORMATION

	TICKER	CUSIP
Advisory Research International Small Cap Value Fund	ADVIX	461 418 741
Advisory Research Global Value Fund	ADVWX	461 418 683
Advisory Research All Cap Value Fund	ADVGX	461 418 816

Privacy Principles of the Advisory Research Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds.  The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Advisory Research Funds for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at 1-888-665-1414, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling 1-888-665-1414 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at 1-888-665-1414. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Section in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Advisory Research Funds
803 West Michigan Street
Milwaukee, WI 53233-2301
Toll Free: 1-888-665-1414

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-665-1414.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2010	FYE 10/31/2009
Audit Fees	$37,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$7,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2010	FYE 10/31/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2010	FYE 10/31/2009
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Investment Managers Series Trust

By (Signature and Title) /s/ John P. Zader
John P. Zader, President

Date   January 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ John P. Zader
John P. Zader, President

Date January 3, 2011

By (Signature and Title) /s/ Rita Dam
Rita Dam, Treasurer

Date January 3, 2011